Other Investments (Tables)	12 Months Ended
Dec. 31, 2020
Investments All Other Investments [Abstract]
Schedule of Other Investments
(In thousands)	December 31, 2019	December 31, 2020
Current(i)	—	19,185
Non-current(ii)	—	17,824
Total	—	37,009

Note:

(i)

In June 2020, the Group made an investment in an investment fund for a cash consideration of US$15,000 thousands, for which the underlying assets were mainly comprised of debt securities and equity securities. It is redeemable at the option of the Group with one-month notice. There was a fair value gain of US$4,185 thousands for the year ended December 31, 2020.

(ii)

In June 2020, the Group made an investment in an investment fund for a cash consideration of US$17,100 thousands, for which the underlying assets were mainly comprised of unlisted bonds and subordinated debentures, for a period of 3 years. There was a fair value gain of US$724 thousands for the year ended December 31, 2020.